Exhibit 10.10

THIRD AMENDMENT TO STANDARD OFFER, AGREEMENT AND ESCROW
INSTRUCTIONS FOR PURCHASE OF REAL ESTATE

This Third Amendment to Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate (this “Amendment”) is made as of November 12, 2024 (the “Third Amendment Effective Date”), by and among DBF IDGT W. 2ND STREET LLC, a California limited liability company, DBF LT W. 2ND STREET LLC, a California limited liability company, RAF IDGT W. 2ND STREET LLC, a California limited liability company and RAF LT W. 2ND STREET LLC, a California limited liability company (collectively, “Seller”), and HOTEL101 LOS ANGELES LLC, a Delaware limited liability company (“Buyer”).

RECITALS:

A. Seller owns certain real property and improvements thereon located at 1240-1264 W. 2nd Street, Los Angeles, California (the “Property”). Buyer and Seller are parties to that certain Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate, dated September 27, 2023 (the “Original Agreement”), as amended by that certain First Amendment to Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate, dated November 13, 2023 (the “First Amendment”) and that certain Second Amendment to Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate, dated November 21, 2023 (the “Second Amendment”). The Original Agreement as amended by the First Amendment and Second Amendment shall be referred to herein as the “Agreement”. Capitalized terms used herein and not otherwise defined shall have the meanings set forth for them in the Agreement.

B. Seller and Buyer desire to amend and reaffirm the Agreement as provided below.

AMENDMENT:

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

1. Closing Date. Notwithstanding anything to the contrary contained in the Agreement, Buyer and Seller desire to extend the Expected Closing Date to, and the Expected Closing Date shall be, Wednesday, December 4, 2024.

2. Additional Closing Extension Deposit. Within three (3) business days following the Third Amendment Effective Date, Buyer shall deliver to Escrow Holder an amount equal to Two Hundred Thousand and No/100 Dollars ($200,000.00) in immediately good and available funds (the “Additional Closing Extension Deposit”). The Additional Closing Extension Deposit shall be (i) deemed to be fully earned by Seller upon the deposit thereof by Buyer with Escrow Holder, (ii) applicable to the Purchase Price, and (iii) deemed non-refundable to Buyer in all cases except in the event of an uncured Seller default.

3. Lease Representation. The second (2nd) sentence of Paragraph 35(a)(vi) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Except as disclosed in writing to Buyer as part of the Property Documents or otherwise, to Seller’s actual knowledge, neither Seller nor any counterparty under an Existing Lease is in material default beyond all notice and cure periods under its respective Existing Lease.”

4. Tenant Notice Letters. No later than one (1) business day prior to the Expected Closing Date, Seller shall deliver to Escrow Holder a tenant notice letter in the form attached hereto as Exhibit A (each, a “Tenant Notice Letter”), notifying each of the Exiting Tenants at the Property of the transfer of the Property to Buyer.

5. Entire Agreement. Except as amended or modified by this Amendment, the Agreement is ratified and confirmed and continues in full force and effect as amended by this Amendment. The above recitals are incorporated by reference.

6. Estoppel. Buyer and Seller hereby represent and certify to each other that, as of the Third Amendment Effective Date, notwithstanding either party’s knowledge to the contrary, neither party is in breach or default of any of its obligations, representations, warranties or covenants under the Agreement.

7. Multiple Counterparts. This Amendment may be executed via facsimile, PDF or other electronic transmission (including via DocuSign or a similar e-signature software), and in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument. Signature pages may be detached from the counterparts and attached to a single copy of this Amendment to physically form one document.

[Signatures Follow]

IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment as of the Third Amendment Effective Date.

SELLER:

DBF IDGT W. 2ND STREET LLC,
a California limited liability company

By:	/s/ Julie Freeman
Name:	Julie Freeman
Its:	Manager

DBF LT W. 2ND STREET LLC,
a California limited liability company

By:	/s/ Julie Freeman
Name:	Julie Freeman
Its:	Manager

RAF IDGT W. 2ND STREET LLC,
a California limited liability company

By:	/s/ Robert Freeman
Name:	Robert Freeman
Its:	Manager

RAF LT W. 2ND STREET LLC,
a California limited liability company

By:	/s/ Robert Freeman
Name:	Robert Freeman
Its:	Manager

[Signature Page to Third Amendment]

BUYER:

HOTEL101 LOS ANGELES LLC,
a Delaware limited liability company

By:	HOTEL101 LA HOLDINGS, LLC,
a Delaware limited liability company, its sole member

	By:	HOTEL101 GLOBAL PTE. LTD.,
a private limited company , its sole member

		By:	/s/ Joselito L. Barrera, Jr.
		Name:	Joselito L. Barrera, Jr.
		Its:	Director

[Signature Page to Third Amendment]

EXHIBIT A

FORM OF TENANT NOTICE LETTER

_________________

(Date)

[INSERT TENANT NAME]

[INSERT TENANT ADDRESS]

Ladies and Gentlemen:

This is to advise you that, effective as of this date, your premises located on that certain real property located at 1240-1264 W. 2nd Street, Los Angeles, CA 90026 (the “Property”) has been sold to HOTEL101 LOS ANGELES LLC, a Delaware limited liability company (“Buyer”). Buyer’s notice address is ____________________.

Effective immediately, please make all rent checks payable to_________________ and make all rental payments to______________. In connection with the transfer and assignment of your lease, Buyer has assumed the obligations of the transferor as landlord under your lease and has also been transferred any unapplied and refundable portion of your security deposit(s).

The new manager for your premises is _____________, whose address is ___________________, Please contact ______________ at ___________ if you have any questions regarding this transfer.

Very truly yours,

Daniel Freeman of

Freeman Property Management Group

Exhibit A